                                                                   EXHIBIT 10.25

                           WAIVER TO CREDIT AGREEMENT

          WAIVER TO CREDIT AGREEMENT (this "Waiver"), dated as of September 28, 2001, among VERTIS HOLDINGS, INC. (f/k/a Big Flower Holdings, Inc.), a Delaware corporation ("Holdings"), VERTIS, INC. (f/k/a Big Flower Press Holdings, Inc.), a Delaware corporation ("Vertis"), VERTIS LIMITED (f/k/a Big Flower Limited), a Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VL"), VERTIS DIRECT MARKETING SERVICES (CROYDON) LIMITED (f/k/a Olwen Direct Mail Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDMS"), VERTIS DIGITAL SERVICES LIMITED (f/k/a Big Flower Digital Services Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("VDSL"), FUSION PREMEDIA GROUP LIMITED (f/k/a Troypeak Limited), an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Fusion"), PISMO LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Pismo"), VERTIS DIRECT RESPONSE LIMITED (f/k/a Colorgraphic Direct Response Limited), a Wholly-Owned Subsidiary of VL and a limited company organized under the laws of England ("VDRL"), and THE ADMAGIC GROUP LIMITED, an indirect Wholly-Owned Subsidiary of Vertis and a limited company organized under the laws of England ("Admagic" and, together with Vertis, VL, VDMS, VDSL, Fusion, Pismo and VDRL, the "Borrowers", and each, a "Borrower"), the Lenders from time to time party to the Credit Agreement referred to below, CHASE SECURITIES, INC. and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers and Joint Book Managers (in such capacity, the "Joint Lead Arrangers"), THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent"), BANKERS TRUST COMPANY, as Syndication Agent, BANK OF AMERICA, N.A., as Documentation Agent, and certain Managing Agents party to the Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrowers, the Lenders, the Agents, the Joint Lead Arrangers and the Managing Agents are parties to a Credit Agreement, dated as of December 7, 1999 (as amended, modified or supplemented from time to time to but not including the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Waiver, the Lenders wish to waive compliance with certain provisions of the Credit Agreement, and the parties to the Credit Agreement wish to enter into certain agreements, in each case as herein provided;

          NOW, THEREFORE, it is agreed:

I.   WAIVER AND AGREEMENTS.

          1. The Lenders hereby waive, during (and only during) the period commencing on September 30, 2001 and ending on November 30, 2001 (the "Waiver Period"), compliance by Holdings with Section 9.08 of the Credit Agreement for (and only for) the Test Period ending on the last day of the fiscal quarter of Holdings ended September 30, 2001 (the "Subject Test Period"), it being understood and agreed that upon the expiration of the Waiver Period, the failure of Holdings to comply with Section 9.08 of the Credit Agreement for the Subject Test Period shall give rise to an immediate Event of Default under Section 10.03 of the Credit Agreement.

          2. The Lenders hereby waive, during (and only during) the Waiver Period, compliance by Holdings with Section 9.09 of the Credit Agreement at all times during the Waiver Period, it being understood and agreed that at all times after the expiration of the Waiver Period, the failure of Holdings to comply with Section 9.09 of the Credit Agreement shall give rise to an immediate Event of Default under Section 10.03 of the Credit Agreement.

          3. Notwithstanding anything to the contrary contained in Section 9.03(xii) of the Credit Agreement, no Dividends may be made or paid by Vertis to Holdings pursuant to said Section 9.03(xii) of the Credit Agreement at any time during the Waiver Period.

II.  MISCELLANEOUS PROVISIONS.

          1. In order to induce the Lenders to enter into this Waiver, each Credit Agreement Party hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Waiver Effective Date (as defined below), both immediately before and immediately after giving effect to this Waiver; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Waiver Effective Date both immediately before and immediately after giving effect to this Waiver, with the same effect as though such representations and warranties had been made on and as of the Waiver Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Administrative Agent.

          4. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Waiver shall become effective on the date (the "Waiver Effective Date") when each Credit Agreement Party, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

          6. From and after the Waiver Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Waiver as of the date first above written.

                             VERTIS HOLDINGS, INC. (f/k/a Big Flower
                               Holdings, Inc.), as a Guarantor


                             By /s/ Dean D. Durbin
                                -----------------------------------------------
                               Name:   Dean D. Durbin
                               Title:  Chief Financial Officer

                             VERTIS, INC. (f/k/a Big Flower Press Holdings,
                               Inc.), as a Borrower and a Guarantor


                             By /s/ Dean D. Durbin
                                -----------------------------------------------
                               Name:   Dean D. Durbin
                               Title:  Chief Financial Officer

                             VERTIS LIMITED (f/k/a Big Flower Limited)
                               as a Borrower


                             By /s/ Adriaan Roosen
                                -----------------------------------------------
                               Name:   Adriaan Roosen
                               Title:  Director

                             FUSION PREMEDIA GROUP LIMITED (f/k/a
                             Troypeak Limited), as a Borrower


                             By /s/ Adriaan Roosen
                                -----------------------------------------------
                               Name:   Adriaan Roosen
                               Title:   Director

                             PISMO LIMITED,  as a Borrower


                             By /s/ Adriaan Roosen
                                -----------------------------------------------
                               Name:   Adriaan Roosen
                               Title:  Director

                             VERTIS DIRECT RESPONSE LIMITED (f/k/a
                               Colorgraphic Direct Response Limited),
                               as a Borrower

                             By /s/ Adriaan Roosen
                                -----------------------------------------------
                               Name:   Adriaan Roosen
                               Title:  Director

                             THE ADMAGIC GROUP LIMITED, as a Borrower


                             By /s/ Adriaan Roosen
                                -----------------------------------------------
                               Name:   Adriaan Roosen
                               Title:  Director

                             VERTIS DIRECT MARKETING SERVICES
                             (CROYDON) LIMITED (f/k/a Olwen Direct Mail
                             Limited)


                             By /s/ Adriaan Roosen
                                -----------------------------------------------
                               Name:   Adriaan Roosen
                               Title:  Director

                             VERTIS DIGITAL SERVICES LIMITED (f/k/a
                             Big Flower Digital Services Limited)


                             By /s/ Adriaan Roosen
                                -----------------------------------------------
                               Name:   Adriaan Roosen
                               Title:  Director

                             THE CHASE MANHATTAN BANK,
                              Individually, and as Administrative Agent

                             By /s/ Robert T. Sacks
                                -----------------------------------------------
                               Name:   Robert T. Sacks
                               Title:  Managing Director

                             BANKERS TRUST COMPANY,
                                Individually, and as Syndication Agent

                             By /s/ Susan L. Lefevre
                                -----------------------------------------------
                               Name:   Susan L. LeFevre
                               Title:  Director

                             BANK OF AMERICA, N.A.
                               Individually, and as Documentation Agent

                             By /s/ W. Larry Hess
                                -----------------------------------------------
                               Name:   W. Larry Hess
                               Title:   Managing Director

                             ADDISON CDO, LIMITED (Acct 1279)


                             By: Pacific Investment Management Company,
                                LLC, as its Investment Advisor

                             By /s/ Mohan V. Phansalkar
                                -----------------------------------------------
                               Name:   Mohan V. Phansalkar
                               Title:  Executive Vice President

                             AMARA-I FINANCE, LTD.


                             By: INVESCO Senior Secured Management, Inc.
                                as Subadviser


                             By /s/ Joseph Rotondo
                                -----------------------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                             ARCHIMEDES FUNDING II, LTD.


                             By
                               ------------------------------------------
                               Name:
                               Title:

                             ATHENA CDO, LIMITED (Acct 1227)

                             By: Pacific Investment Management Company,
                                       as its Investment Advisor


                             By /s/ Mohan V. Phansalkar
                                -----------------------------------------------
                               Name:   Mohan V. Phansalkar
                               Title:  Executive Vice President

                             AVALON CAPITAL LTD.

                             BY: INVESCO Senior Secured Management, Inc.,
                                 as Portfolio Advisor


                             By   /s/ Joseph Rotondo
                                  ---------------------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                             AVALON CAPITAL LTD. II

                             BY: INVESCO Senior Secured Management, Inc.,
                                 as Portfolio Advisor


                             By  /s/ Joseph Rotondo
                                 ----------------------------------------------
                               Name:   Joseph Rotondo
                               Title:  Authorized Signatory

                             FLEET NATIONAL BANK


                             By /s/ Julie V. Jalelian
                                -----------------------------------------------
                               Name:   Julie V. Jalelian
                               Title:  Managing Director

                             BEFORD CDO, LIMITED (Acct 1276)


                             By: Pacific Investment Management Company,
                                       as its Investment Advisor


                             By /s/ Mohan V. Phansalkar
                                -----------------------------------------------
                               Name:   Mohan V. Phansalkar
                               Title:  Executive Vice President

                             BLUE SQUARE FUNDING LTD., SERIES 3


                             By: Bankers Trust Company, as Trustee

                             By /s/ Susan Anderson
                                -----------------------------------------------
                               Name:   Susan Anderson
                               Title:  Assistant Vice President

                             BOEING CAPITAL CORPORATION


                             By /s/ James C. Hammersmith
                                -----------------------------------------------
                               Name:   James C. Hammersmith
                               Title:  Senior Documentation Director


                             CAPTIVA III FINANCE LTD.,
                                as advised by Pacific Investment Management
                                Company


                             By /s/ David Dyer
                                -----------------------------------------------
                               Name:   David Dyer
                               Title:  Director

                             CAPTIVA IV FINANCE LTD.
                                as advised by Pacific Investment Management
                                Company


                             By /s/ David Dyer
                                -----------------------------------------------
                               Name:   David Dyer
                               Title:  Director

                             CATALINA CDO LTD. (Acct 1287)

                                By: Pacific Investment Management Company,
                                     as its Investment Advisor


                             By   /s/ Mohan V. Phansalkar
                                  ---------------------------------------------
                               Name:   Mohan V. Phansalkar
                               Title:  Executive Vice President

                             THE CIT GROUP/EQUIPMENT
                               FINANCING, INC.


                             By
                               ------------------------------------------
                               Name:
                               Title:

                             CREDIT AGRICOLE INDOSUEZ


                             By /s/ John McCloskey
                                -----------------------------------------------
                               Name:   John McCloskey
                               Title:  FVP

                             By /s/ Rene Leblanc
                                -----------------------------------------------
                               Name:   Rene LeBlanc
                               Title:  VP - SRM

                             CYPRESSTREE SENIOR FLOATING RATE FUND

                               By: CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager

                             By
                                -----------------------------------------------
                               Name:
                               Title:

                             CYPRESTREE INVESTMENT FUND, LLC


                             By
                                -----------------------------------------------
                               Name:
                               Title:

                             THE DAI-ICHI KANGYO BANK, LIMITED


                             By /s/ Tsutomu Yamamoto
                                -----------------------------------------------
                               Name:   Tsutomu Yamamoto
                               Title:  Vice President

                             DELANO COMPANY (Acct 274)

                             By: Pacific Investment Management Company,  as its
                                   Investment Advisor

                             By /s/ Mohan V. Phansalkar
                                -----------------------------------------------
                                Name:  Mohan V. Phansalkar
                                Title:  Executive Vice President

                             ELF FUNDING TRUST I

                             By: Highland Capital Management, L.P.,
                                as Collateral Manager


                             By: /s/ Mark K. Okada
                                 ----------------------------------------------
                                 Name:  Mark K. Okada
                                 Title:   Executive Vice President


                             EMERALD ORCHARD LIMITED


                             By: /s/ Susan K. Strong
                                 ----------------------------------------------
                               Name:  Susan K. Strong
                               Title:  Attorney in fact

                             FIRST UNION NATIONAL BANK N.C.


                             By /s/ William R. Goley
                                -----------------------------------------------
                               Name:   William R. Goley
                               Title:   Vice President

                             AIM FLOATING RATE FUND

                                  BY:  INVESCO Senior Secured
                                       Management, Inc. as Attorney in Fact

                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             FRANKLIN FLOATING RATE TRUST


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             GENERAL ELECTRIC CAPITAL CORP.


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             GLENEAGLES TRADING LLC


                             By /s/ Ann E. Morris
                                -----------------------------------------------
                               Name:   Ann E. Morris
                               Title:   Assistant Vice President


                             HIGHLAND LEGACY LIMITED

                             By:  Highland Capital Management, L.P.,
                                as Collateral Manager


                             By: /s/ Mark K. Okada
                                 ----------------------------------------------
                                 Name:  Mark K. Okada
                                 Title:    Executive Vice President


                             JISSEKIKUN FUNDING, LTD. (Acct 1288)

                                  By:  Pacific Investment Management Company,
                                       as its Investment Advisor

                             By   /s/ Mohan V. Phansalkar
                                  ---------------------------------------------
                               Name:    Mohan V. Phansalkar
                               Title:  Executive Vice President

                             KZH CYPRESSTREE-1 LLC


                             By   /s/ Susan Lee
                                  ---------------------------------------------
                               Name:   Susan Lee
                               Title:  Authorized Agent

                             KZH LANGDALE LLC


                             By /s/ Susan Lee
                                -----------------------------------------------
                                Name:  Susan Lee
                                Title: Authorized Agent

                             KZH HIGHLAND-2 LLC


                             By /s/ Susan Lee
                                -----------------------------------------------
                                Name:  Susan Lee
                                Title: Authorized Agent

                             KZH PAMCO LLC

                             By /s/ Susan Lee
                                -----------------------------------------------
                                Name:  Susan Lee
                                Title: Authorized Agent

                             MAPLEWOODS (CAYMAN) LIMITED

                                 BY:  MASSACHUSETTS MUTUAL LIFE
                                      INSURANCE COMPANY, AS
                                      INVESTMENT MANAGER

                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             MASSACHUSETTS MUTUAL LIFE
                               INSURANCE COMPANY

                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             MASSMUTUAL HIGH YIELD PARTNERS II,
                               LLC

                                By: HYP Management, Inc.


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             MERRILL LYNCH SENIOR FLOATING RATE
                               FUND, INC.

                             By /s/ Jamin Patel
                                -----------------------------------------------
                                Name:  Jamin Patel
                                Title: Authorized Signatory

                             MASTER SENIOR FLOATING RATE TRUST,
                               INC.

                                By: Merrill Lynch Asset Management, L.P., as
                                    Investment Advisor

                             By /s/ Jamin Patel
                                -----------------------------------------------
                                Name:  Jamin Patel
                                Title: Authorized Signatory

                             MERRILL LYNCH PRIME RATE PORTFOLIO

                                By: Merrill Lynch Asset Management, L.P., as
                                    Investment Advisor

                             By /s/ Jamin Patel
                                -----------------------------------------------
                                Name:  Jamin Patel
                                Title: Authorized Signatory

                             METROPOLITAN LIFE INSURANCE
                               COMPANY


                             By /s/ James R. Dingler
                                -----------------------------------------------
                                Name:  James R. Dingler
                                Title: Director

                             ML CLO XX PILGRIM AMERICA (CAYMAN)


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             MORGAN STANLEY DEAN WITTER PRIME
                               INCOME TRUST


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             NATEXIS BANQUE POPULAIRES


                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                             NEMEAN CLO, LTD.


                             By
                                -----------------------------------------------
                                Name:
                                Title:

                             NORTH AMERICAN SENIOR FLOATING RATE
                               FUND


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             OAK HILL SECURITIES FUND, L.P.

                                By:  Oak Hill Securities GenPar, L.P.,
                                       its General Partner
                                By:  Oak Hill Securities Mrp Inc.,
                                       its General Partner

                             By /s/ Scott D. Krase
                                -----------------------------------------------
                                Name:  Scott D. Krase
                                Title: Vice President

                             OAK HILL SECURITIES FUND II, L.P.

                                  By: Oak Hill Securities GenPar II, L.P.,
                                       its General Partner
                                       By: Oak Hill Securities MGP II, Inc.,
                                       its General Partner

                             By /s/ Scott D. Krase
                                -----------------------------------------------
                                Name:  Scott D. Krase
                                Title: Vice President

                             OAKHILL CREDIT PARTNERS I, LIMITED

                                  By: Oak Hill CLO Management, LLC
                                      as Investment Manager

                             By /s/ Scott D. Krase
                                -----------------------------------------------
                                Name:  Scott D. Krase
                                Title: Authorized Signatory

                             OASIS COLLATERALIZED HIGH INCOME
                               PORTFOLIO-1, LTD.

                                  By: INVESCO Senior Secured Management, Inc.
                                        as Subadviser

                             By /s/ Joseph Rotondo
                                -----------------------------------------------
                                Name:  Joseph Rotondon
                                Title: Authorized Signatory

                             ORIX USA CORPORATION


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             PILGRIM PRIME RATE TRUST

                                  By: Pilgrim Investments, Inc.,
                                        as its investment manager


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                              PAMCO CAYMAN LTD.

                                   By: Highland Capital Management, L.P.
                                         as Collateral Manager


                             By /s/ Mark K. Okada
                                -----------------------------------------------
                                Name:  Mark K. Okada
                                Title: Executive Vice President

                             PILGRIM AMERICA HIGH INCOME
                               INVESTMENTS LTD.

                                   By: Pilgrim Investments, Inc.
                                        as its investment manager


                             By
                               ------------------------------------------------
                               Name:
                               Title:

                             PILGRIM CLO 1999-1 LTD.

                                   By: Pilgrim Investments, Inc.
                                        as its investment manager


                              By
                                -----------------------------------------------
                                Name:
                                Title:

                             PROMETHEUS INVESTMENT FUNDING I LTD

                             By: CPF Asset Advisory, LLC, as Investment
                                  Manager


                             By /s/ Thomas L. Mowat
                                -----------------------------------------------
                                Name:  Thomas L. Mowat
                                Title: Associate Director

                             By /s/ Timothy L. Harrod
                                -----------------------------------------------
                                Name:  Timothy L. Harrod
                                Title: Managing Director

                             PUTNAM DIVERSIFIED INCOME TRUST


                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                             PUTNAM HIGH YIELD ADVANTAGE FUND


                             By:
                                -----------------------------------------------
                               Name:
                               Title:

                             PUTNAM HIGH YIELD MANAGED TRUST


                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                             PUTNAM HIGH YIELD TRUST


                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                             PUTNAM HIGH YIELD TRUST II


                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                             PUTNAM MASTER INCOME TRUST


                             By:
                                -----------------------------------------------
                                Name:
                                Title:

                             PUTNAM MASTERINTERMEDIATE INCOME
                               TRUST


                             By:
                                -----------------------------------------------
                               Name:
                               Title:

                             PUTNAM PREMIER INCOME TRUST


                             By:
                                -----------------------------------------------
                               Name:
                               Title:

                             PUTNAM STRATEGIC INCOME FUND


                             By:
                                -----------------------------------------------
                               Name:
                               Title:

                             PUTNAM VT DIVERSIFIED INCOME FUND


                             By:
                                -----------------------------------------------
                               Name:
                               Title:

                             PUTNAM VARIABLE TRUST HIGH YIELD FUND

                             By:
                                -----------------------------------------------
                               Name:
                               Title:

                             ROYALTON COMPANY (Acct 280)

                                  By: Pacific Investment Management Company,
                                        as its Investment Advisor


                             By /s/ Mohan V. Phransalkar
                                -----------------------------------------------
                                Name:  Mohan V. Phransalkar
                                Title: Executive Vice President

                             SEQUILS - PILGRIM I, LTD.

                                  By: Pilgrim Investments, Inc.
                                        as its investment manager


                             By
                                -----------------------------------------------
                               Name:
                               Title:

                             SIMSBURY CLO, LIMITED

                                  BY:   MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY, AS
                                        COLLATERAL MANAGER


                             By
                                -----------------------------------------------
                               Name:
                               Title:

                             SRV HIGHLANDS, INC.


                             By /s/ Ann E. Morris
                                -----------------------------------------------
                               Name:   Ann E. Morris
                               Title:  Assistant Vice President

                             TEXTRON FINANCIAL CORPORATION


                             By /s/ Matthew J. Colgan
                                -----------------------------------------------
                               Name:   Matthew J. Colgan
                               Title:  Director

                             TORONTO DOMINION (NEW YORK), INC


                             By /s/ Susan K. Strong
                                -----------------------------------------------
                               Name:   Susan K. Strong
                               Title:  Vice President

                             TRAVELERS SERIES FUND-PUTNAM DIV.


                             By
                                -----------------------------------------------
                               Name:
                               Title:

                             TRITON CDO IV LIMITED


                             By: INVESCO Senior Secured Management, Inc.
                                as Investment Advisor

                             By /s/ Joseph Rotondo
                                -----------------------------------------------
                                Name:  Joseph Rotondo
                                Title: Authorized Signatory

                             VAN KAMPEN PRIME RATE INCOME TRUST


                             By:  Van Kampen Investment Advisory Corp.

                             By /s/ Darvin D. Pierce
                                -----------------------------------------------
                               Name:   Darvin D. Pierce
                               Title:  Executive Director

                             VAN KAMPEN SENIOR INCOME TRUST

                             By: Van Kampen Investment Advisory Corp.

                             By /s/ Darvin D. Pierce
                                -----------------------------------------------
                               Name:   Darvin D. Pierce
                               Title:  Executive Director

                             ML CBO IV (CAYMAN) LTD.

                             By: Highland Capital Management, L.P.,
                                as Collateral Manager

                             By /s/ Mark K. Okada
                                -----------------------------------------------
                               Name:   Mark K. Okada
                               Title:  Executive Vice President

                             HIGHLAND LOAN FUNDING V LTD.

                             By: Highland Capital Management, L.P.,
                                as Collateral Manager

                             By /s/ Mark K. Okada
                                -----------------------------------------------
                               Name:   Mark K. Okada
                               Title:  Executive Vice President